UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2020

NEENAH INC
(Exact Name Of Registrant As Specified In Charter)

Delaware	001-32240				20-1308307
(State of Incorporation)	(Commission File No.)				(I.R.S. Employer Identification No.)

	3460 Preston Ridge Road
	Alpharetta	,	Georgia	30005
(Address of principal executive offices, including zip code)

(678) 566-6500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement
On March 12, 2020, Neenah, Inc. (the “Company”) amended its existing Fourth Amended and Restated Credit Agreement, dated as of December 10, 2018 (as previously amended, the “Credit Agreement”), by and among the Company and certain of its domestic subsidiaries as the “Domestic Borrowers”, Neenah Services GmbH & Co. KG and certain of its German subsidiaries as the “German Borrowers”, certain other subsidiaries as the “German Guarantors”, the financial institutions signatory to the Credit Agreement as lenders, and JPMorgan Chase Bank, N.A., as agent for the lenders (the “Second Amendment”).

The Second Amendment, among other things: (a) modifies the Domestic Borrowing Base (as defined in the Credit Agreement) to permit the Domestic Borrowers to include a portion of certain capital assets acquired from time to time by any Domestic Borrower in permitted acquisitions, whether directly or indirectly through the acquisition of new subsidiaries (the “Acquired Assets”), pending the completion of the field exams and appraisals required under the Credit Agreement, for up to 60 days after the applicable acquisition, after which the Acquired Assets would be included in the Domestic Borrowing Base to the same extent and on the same basis as other inventory, receivables and applicable capital assets of the Domestic Borrowers; and (b) for up to 90 days following the completion of a pending acquisition, relaxes the thresholds that would restrict the redemption of the Company’s 5.25% senior notes due 2021, limit the payment of cash dividends on the Company’s common stock and the applicability of certain other covenants.

Cautionary Note Regarding Forward-Looking Statements
Certain of the foregoing statements may constitute "forward-looking" statements as defined in Section 27A of the Securities Act of 1933 (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA"), or in releases made by the SEC, all as may be amended from time to time. Statements contained herein that are not historical facts may be forward-looking statements within the meaning of the PSLRA and we caution investors that any forward-looking statements we make are not guarantees or indicative of future performance. These forward-looking statements rely on a number of assumptions concerning future events and are subject to risks, uncertainties and other factors, many of which are outside of our control, that could cause actual results to materially differ from such statements. Such risks, uncertainties and other factors include, but are not necessarily limited to, those set forth under the captions "Cautionary Note Regarding Forward-Looking Statements" and/or "Risk Factors" of our latest Form 10-K filed with the SEC as periodically updated by subsequently filed Form 10-Qs (these securities filings can be located on our website at www.neenah.com). Unless specifically required by law, we assume no obligation to update or revise these forward-looking statements to reflect new events or circumstances. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws.
You can identify forward-looking statements as those that are not historical in nature, particularly those that use terminology such as "may," "will," "should," "expect," "anticipate," "contemplate," "estimate," "believe," "plan," "project," "predict," "potential" or "continue," or the negative of these, or similar terms. In evaluating these forward-looking statements, you should consider the following factors, as well as others contained in our public filings from time to time, which may cause our actual results to differ materially from any forward-looking statement: (i) changes in market demand for our products due to global economic and political conditions; (ii) the impact of competition, both domestic and international, changes in industry production capacity, including the construction of new mills or new machines, the closing of mills and incremental changes due to capital expenditures or productivity increases; (iii) the loss of current customers or the inability to obtain new customers; (iv) increases in commodity prices, (particularly for pulp, energy and latex) due to constrained global supplies or unexpected supply disruptions; (v) our ability to control costs, including transportation, and implement measures designed to enhance operating efficiencies; (vi) the availability of raw materials and energy; (vii) the enactment of adverse federal, state or foreign tax or other legislation or changes in government policy or regulation, including the recent Tax Act; (viii) the impact of increased trade protectionism and tariffs on our business, results of operations and financial condition; (ix) unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations; (x) fluctuations in (a) exchange rates (in particular changes in the U.S. dollar/Euro currency exchange rates) and (b) interest rates; (xi) increases in the funding requirements for our pension and postretirement liabilities; (xii) our ability to successfully integrate acquired businesses into our existing operations; (xiii) changes in asset valuations including write-downs of assets including property, plant and equipment; inventory, accounts receivable, deferred tax assets or other assets for impairment or other reasons; (xiv) loss of key personnel; (xv) strikes, labor stoppages and changes in our collective bargaining agreements and relations with our employees and unions; (xvi) capital and credit market volatility and fluctuations in global equity and fixed-income markets; (xvii) our existing and future indebtedness; (xviii) our net operating losses may not be available to offset our tax liability and other tax planning strategies may not be effective; and (xix) other risks that are detailed from time to time in reports we file with the SEC.
Any subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth or referred to above, as well as the risk factors contained in our most recent Annual Report on Form 10-K. Except as required by law, we disclaim any obligation to update such statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH, INC.
(Registrant)

Date: March 18, 2020	/s/ Noah S. Benz
Noah S. Benz Senior Vice President, General Counsel and Secretary